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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 30, 1998
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                             National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)


              Delaware                      0-16284              38-2774613
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   (State or other jurisdiction          (Commission           (IRS Employer
         of incorporation)               File Number)        Identification No.


     835 Mason Street, Suite 200              Dearborn, MI              48224
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(Address of principal executive offices)     (City, State)           (Zip Code)



Registrant's telephone number, including area code   (313)  277-2277
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         (Former name of former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

On April 30, 1998, the Company issued the press release attached as Exhibit 2.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

2.1 Press release dated April 30, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES AND EARNINGS FOR THE FIRST QUARTER 1998"


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NATIONAL TECHTEAM, INC.


Dated: April 30, 1998                           By: /s/ Lawrence A. Mills
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                                                   Lawrence A. Mills,
                                                   Senior Vice President, CFO,
                                                   Secretary and Treasurer







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                                EXHIBIT INDEX



EXHIBIT NO.                     DESCRIPTION

   2.1                          News Release